UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 22, 2013

The Dolan Company

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33603	43-2004527
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

222 South Ninth Street, Suite 2300 Minneapolis, Minnesota	55402
(Address of Principal Executive Offices)	(Zip Code)

(612) 317-9420

(Registrant’s telephone number, including area code)

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On January 22, 2013, The Dolan Company (the “Company”) entered into a fourth amendment (the “Amendment”) to its Third Amended and Restated Credit Agreement, dated as of December 6, 2010, among the Company, its consolidated subsidiaries, the lenders from time to time party thereto, U.S. Bank National Association, as a lender, LC issuer, swing line lender, lead arranger, sole bookrunner, and as administrative agent for the lenders, and Wells Fargo Bank, National Association, as a lender and as syndication agent (as heretofore amended, the “Credit Agreement”).

Among other changes, the Amendment permits the payment of distributions on preferred stock of the Company, requires that a portion of the proceeds from the issuance of preferred stock be used to pay down the loans under the Credit Agreement and makes certain other adjustments to the covenants and restrictions applicable to the Company.

The foregoing description is qualified in its entirety by reference to the Amendment, which is filed as Exhibit 10 to this Current Report on Form 8-K and is incorporated by reference herein; the Credit Agreement, which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2010 and is incorporated by reference herein; the First Amendment to the Credit Agreement, which was filed as Exhibit 10 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on September 30, 2011 and is incorporated by reference herein; the Second Amendment to the Credit Agreement, which was filed as Exhibit 10.49 to the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 and is incorporated by reference herein; and the Third Amendment to the Credit Agreement, which was filed as Exhibit 10 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on October 10, 2012 and is incorporated by reference herein.

Item 8.01 Other Events

On January 22, 2013, the Company issued a press release announcing that it intends to engage in an underwritten public offering of a newly designated series of preferred stock (the “Offering”). A copy of the press release is attached hereto as Exhibit 99.1

Attached hereto as Exhibit 99.2 is a copy of the investor presentation slides the Company is using in connection with the intended Offering.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description of Exhibits

3	Amended and Restated Certificate of Incorporation, as amended.

10	Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of January 22, 2012, by and among the Company, its consolidated subsidiaries, the lenders from time to time party to the Credit Agreement, U.S. Bank National Association, as a lender, LC issuer, swing line lender, and as administrative agent for the lenders, and Wells Fargo Bank, National Association, as a lender and as syndication agent.

99.1	Press Release dated January 22, 2013

99.2	Investor Presentation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE DOLAN COMPANY

Date: January 22, 2013	/s/ Vicki J. Duncomb
Name: Vicki J. Duncomb
Its: Vice President and Chief Financial Officer

Exhibit Index

Exhibit Number	Description of Exhibits

3	Amended and Restated Certificate of Incorporation, as amended.

10	Fourth Amendment to Third Amended and Restated Credit Agreement, dated as of January 22, 2012, by and among the Company, its consolidated subsidiaries, the lenders from time to time party to the Credit Agreement, U.S. Bank National Association, as a lender, LC issuer, swing line lender, and as administrative agent for the lenders, and Wells Fargo Bank, National Association, as a lender and as syndication agent.

99.1	Press Release dated January 22, 2013

99.2	Investor Presentation